[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) CORE
                         GROWTH FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 29

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

[Graphic Omitted]
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

March 15, 2000

--------------
(1)Source: Investment Company Institute.

(2)Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Graphic Omitted]
  Stephen Pesek

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 38.89%, Class B shares 38.83%, Class C shares 38.83%, and Class I shares 38.97%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 4.11% return for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT ARE SOME OF THE FACTORS THAT DROVE THE PORTFOLIO'S STRONG PERFORMANCE OVER THE PAST SIX MONTHS?

A. Performance over the recent period, as always, was driven by individual, bottom-up stock selection. More specifically, our research analysts have found attractive opportunities in the technology and telecommunications sectors. In the technology sector, our areas of concentration have included companies providing infrastructure for the growth of the Internet, such as Cisco Systems, and firms that have benefited from exponential growth in the need for bandwidth, such as Corning and other fiber-optic network vendors.

   In the telecommunications area, the portfolio has profited from investing in what we see as a major global trend toward increased wireless communication of both voice and data. Holdings in this area include device manufacturers Nokia, Ericsson, and Motorola, as well as cellular carriers in Europe, Japan, and the United States.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. Simply put, we look for well-run businesses poised for growth. We try to discover, ahead of the general market, the positive changes that will make good companies into great stocks. And we feel that the quality of our Original Research(SM) process gives us a unique advantage in attempting to do this.

   In researching potential investments, we look for several qualities, perhaps the most important being a sustainable competitive advantage. We like companies that dominate their market space; reasons for that can range from a patented process or product to a very large market share. We look for situations in which prospective competitors face large barriers to entering the business.

   Another quality we look for is superior management. We spend a great deal of time meeting with senior managers of companies we're thinking of investing in, as well as with companies in which we currently hold positions. One of the things we assess is whether management has demonstrated a consistent desire to act in the shareholders' interest.

   A goal of our research is to try to identify companies gaining market share in above-average growth industries. We see this as particularly important in technology, currently one of the highest growth sectors of the market. Our experience is that if we can find a technology company whose product is becoming an established standard, its stock may have great potential. For example, looking at Internet service providers today, it appears to us that nearly every company is using Sun Microsystems servers, Oracle databases, and VERITAS storage management software -- and all of these firms have performed very well over the period for the portfolio.

Q. CAN YOU GIVE US AN EXAMPLE OF HOW MFS ORIGINAL RESEARCH(R) UNCOVERED A NEW OPPORTUNITY FOR THE PORTFOLIO?

A. An example in the telecommunications area would be American Tower Corp., which builds antenna towers and rents space on them to wireless and broadcast companies. What our research uncovered is that wireless voice and data carriers appear to be moving toward offering nationwide service, and there are only two tower operators that can rent them the necessary antennas on a national basis. American Tower is one of them. In addition, we think highly of American Tower's business model. Its operating expenses on a tower are fixed. As soon as it has two or more tenants on a tower, the company is making a healthy profit -- and each tower is designed to handle multiple tenants. Nationwide, various operators have about 65,000 towers in operation, and we believe that number will more than double within four years. So this appears to us to be a high-growth industry in which American Tower may be positioned to gain a dominant market share.

Q. COULD YOU DISCUSS YOUR CURRENT OUTLOOK FOR THE FUND?

A. Going forward, we expect that the technology and telecommunications themes related above will continue to be important in the portfolio. At the same time, we believe the market may broaden, as the valuation disparity between these sectors and the rest of the market has widened significantly. Emerging opportunities may include some pharmaceutical, financial, and retail companies that have underperformed the indexes in the recent past.

   In the current environment, our perception is that some of the largest-capitalization stocks, which have been strong performers over the past few years, may be running out of room for growth. We believe the low- to mid-range of large-cap stocks has lately become a better arena in which to find investment ideas, and that is reflected in our holdings. In addition, many small- and mid-cap stocks have been strong performers since about late last summer. Since the Fund's prospectus allows us to invest across the full spectrum of market capitalizations, we will also continue to take advantage of growth opportunities in those areas.

[Graphic Omitted]
  Stephen Pesek
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Prior to January 1, 2000, the Fund was available to MFS employees only and had limited assets.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   STEPHEN PESEK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND, MFS(R) CORE GROWTH FUND, AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND AND MFS(R) GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

   MR. PESEK JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  DECEMBER 31, 1999
                               CLASS C  DECEMBER 31, 1999
                               CLASS I   JANUARY 2, 1997

  SIZE:                        $20.3 MILLION NET ASSETS AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +38.89%  +55.17% +172.73% +317.37%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --    +55.17% + 39.71% + 41.03%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                   --    +46.25% + 36.98% + 39.03%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +38.83%  +55.11% +172.62% +317.21%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --    +55.11% + 39.70% + 41.01%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                   --    +51.11% + 39.18% + 40.85%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +38.83%  +55.11% +172.62% +317.21%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --    +55.11% + 39.70% + 41.01%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                   --    +55.11% + 39.70% + 41.01%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 29, 2000.

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +38.97%  +55.31% +172.95% +318.33%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --    +55.31% + 39.75% + 41.10%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS
[Graphic Omitted]

TECHNOLOGY               44.4%

UTILITIES &
COMMUNICATIONS           16.9%

HEALTH CARE               7.5%

LEISURE                   6.0%

RETAILING                 5.6%


TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  3.7%                          MOTOROLA, INC.  1.9%
Computer network developer                         Manufacturer of communications and
                                                   electronics products
MICROSOFT CORP.  2.5%
Computer software and systems company              LSI LOGIC CORP.  1.7%
                                                   Manufacturer of chips for communications
GENERAL ELECTRIC CO.  2.3%                         products
Diversified manufacturing and financial services
conglomerate                                       KPN N.V.  1.6%
                                                   Dutch telecommunications company
ORACLE CORP.  2.2%
Database software developer and manufacturer       SAFEWAY, INC.  1.5%
                                                   Grocery store chain
CORNING, INC.  2.1%
Materials and equipment supplier to                AES CORP.  1.5%
communications industries                          Electric power plant operator

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 93.6%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.1%
  Banks and Credit Companies
    Providian Financial Corp.                                                120       $         7,778
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Guidant Corp.*                                                           960       $        64,680
    Waters Corp.*                                                          1,910               187,299
                                                                                       ---------------
                                                                                       $       251,979
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.4%
    Affiliated Computer Services, Inc., "A"*                               1,700       $        53,550
    Seagate Technology, Inc.*                                              1,000                49,875
    Sun Microsystems, Inc.*                                                2,600               247,650
    Texas Instruments, Inc.                                                  770               128,205
                                                                                       ---------------
                                                                                       $       479,280
--------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    BEA Systems, Inc.*                                                       850       $       107,578
    BISYS Group, Inc.*                                                     1,000                51,563
    Computer Sciences Corp.*                                               1,800               141,862
    First Data Corp.                                                       2,930               131,850
    Fiserv, Inc.*                                                          1,000                27,250
    Nextel Partners, Inc.*                                                    70                 2,240
                                                                                       ---------------
                                                                                       $       462,343
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    VoiceStream Wireless Corp.*                                              700       $        93,144
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Dell Computer Corp.*                                                     700       $        28,569
--------------------------------------------------------------------------------------------------------
  Computer Services
    Inforte Corp.*                                                            10       $           804
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.4%
    Microsoft Corp.*                                                       5,340       $       477,262
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    EMC Corp.*                                                               930       $       110,670
    Portal Software, Inc.*                                                   300                22,538
                                                                                       ---------------
                                                                                       $       133,208
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 7.2%
    BMC Software, Inc.*                                                    1,000       $        46,000
    Citrix Systems, Inc.*                                                  1,480               156,047
    Computer Associates International, Inc.                                2,500               160,781
    Compuware Corp.*                                                       2,420                53,542
    Comverse Technology, Inc.*                                               360                70,875
    Exodus Communications, Inc.*                                             100                14,238
    Liberate Technologies*                                                   100                10,188
    New Era of Networks, Inc.*                                               100                 9,163
    Oracle Corp.*                                                          5,680               421,740
    Rational Software Corp.*                                               1,400                99,575
    Siebel Systems, Inc.*                                                  1,040               144,235
    SunGard Data Systems, Inc.*                                            2,410                72,300
    VERITAS Software Corp.*                                                1,000               197,875
                                                                                       ---------------
                                                                                       $     1,456,559
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.3%
    Tyco International Ltd.                                                7,050       $       267,459
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.0%
    Monsanto Co.                                                           3,500       $       135,844
    Procter & Gamble Co.                                                     700                61,600
                                                                                       ---------------
                                                                                       $       197,444
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.3%
    General Electric Co.                                                   3,290       $       434,897
    QLogic Corp.*                                                            180                28,080
                                                                                       ---------------
                                                                                       $       462,977
--------------------------------------------------------------------------------------------------------
  Electronics - 13.1%
    Altera Corp.*                                                          2,140       $       170,665
    Analog Devices, Inc.*                                                  1,530               240,210
    Applied Materials, Inc.*                                                 690               126,227
    Atmel Corp.*                                                           3,300               163,350
    Credence Systems Corp.                                                   800               106,600
    DII Group, Inc.*                                                         480                46,410
    DuPont Photomasks, Inc.*                                               3,200               187,200
    Fairchild Semiconductor International Co.*                             2,100                79,275
    Flextronics International Ltd.*                                          570                34,699
    Intel Corp.                                                            1,900               214,700
    Lam Research Corp.*                                                      830               129,584
    LSI Logic Corp.*                                                       5,140               329,281
    Micron Technology, Inc.*                                                 700                68,644
    National Semiconductor Corp.* *                                        2,300               172,787
    Novellus Systems, Inc.*                                                3,180               188,614
    Photronics, Inc.*                                                      2,500               106,406
    Teradyne, Inc.*                                                        1,700               147,900
    Veeco Instruments, Inc.*                                               1,200                98,550
    Vitesse Semiconductor Corp.                                              500                51,906
                                                                                       ---------------
                                                                                       $    2,663,008
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.9%
    AMFM, Inc.*                                                              690       $        42,349
    CBS Corp.*                                                             2,530               150,693
    Comcast Corp., "A"                                                     3,430               145,775
    Infinity Broadcasting Corp. "A"*                                       5,600               178,850
    Macromedia, Inc.*                                                        750                64,828
    Spanish Broadcasting Systems, Inc.*                                      430                 8,224
    Time Warner, Inc.                                                      1,220               104,310
    Univision Communications, Inc., "A"*                                   1,020               103,912
                                                                                       ---------------
                                                                                       $       798,941
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.9%
    American Express Co.                                                     650       $        87,222
    Citigroup, Inc.                                                        2,860               147,826
    Merrill Lynch & Co., Inc.                                                600                61,500
    Morgan Stanley Dean Witter & Co.                                       1,900               133,831
    State Street Corp.                                                     2,060               150,123
                                                                                       ---------------
                                                                                       $       580,502
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Anheuser-Busch Cos., Inc.                                              1,600       $       102,600
    Hershey Foods Corp.                                                    1,000                43,938
                                                                                       ---------------
                                                                                       $       146,538
--------------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    American International Group, Inc.                                     1,610       $       142,385
    Aon Corp.                                                                 90                 1,884
    CIGNA Corp.                                                              500                36,906
    Lincoln National Corp.                                                 1,270                35,322
                                                                                       ---------------
                                                                                       $       216,497
--------------------------------------------------------------------------------------------------------
  Internet - 0.5%
    DigitalThink, Inc.*                                                       20       $           815
    Niku Corp.                                                                30                 2,070
    VeriSign, Inc.*                                                          400               101,200
    webMethods, Inc.*                                                         10                 3,081
                                                                                       ---------------
                                                                                       $       107,166
--------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                                      2,000       $        71,500
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.3%
    American Home Products Corp.                                           4,050       $       176,175
    Bausch & Lomb, Inc.                                                    2,320               122,380
    Bristol-Myers Squibb Co.                                               1,400                79,538
    Pharmacia & Upjohn, Inc.                                               3,300               157,162
    Warner-Lambert Co.                                                     1,670               142,889
                                                                                       ---------------
                                                                                       $       678,144
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Alkermes, Inc.*                                                          100       $        19,187
    Health Management Associates, Inc., "A"*                               2,680                28,810
    Medtronic, Inc.                                                        4,630               224,266
    PE Corp. (Biosystems Group)                                              400                42,200
    PE Corp. (Genomics Group)                                                100                24,400
    United Healthcare Corp.                                                  970                49,591
                                                                                       ---------------
                                                                                       $       388,454
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.9%
    Cooper Cameron Corp.*                                                  1,790       $        98,898
    Halliburton Co.                                                        2,010                76,757
    Noble Drilling Corp.*                                                  2,740                98,640
    Schlumberger Ltd.                                                      1,500               110,812
                                                                                       ---------------
                                                                                       $       385,107
--------------------------------------------------------------------------------------------------------
  Oils - 2.6%
    Apache Corp.                                                           4,100       $       149,650
    Coastal Corp.                                                          1,600                67,300
    Conoco, Inc.                                                           2,300                45,281
    Exxon Mobil Corp.                                                      1,900               143,094
    Transocean Sedco Forex, Inc.*                                          3,000               118,312
                                                                                       ---------------
                                                                                       $       523,637
--------------------------------------------------------------------------------------------------------
  Stores - 3.6%
    BJ's Wholesale Club, Inc.*                                             2,240       $        69,440
    Costco Wholesale Corp.*                                                4,820               239,192
    CVS Corp.                                                              5,090               178,150
    Home Depot, Inc.                                                       1,800               104,063
    Office Depot, Inc.*                                                    5,600                68,250
    Tandy Corp.                                                            1,680                63,945
                                                                                       ---------------
                                                                                       $       723,040
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.4%
    Kroger Co.*                                                               20       $           298
    Safeway, Inc.*                                                         7,460               287,676
                                                                                       ---------------
                                                                                       $       287,974
--------------------------------------------------------------------------------------------------------
  Telecommunications - 22.1%
    3Com Corp.                                                               500       $        49,000
    Allegiance Telecom, Inc.*                                                600                59,325
    Amdocs Ltd.*                                                             860                63,801
    American Tower Corp., "A"*                                             5,600               275,800
    ANTEC Corp.*                                                           1,070                56,643
    AT&T Corp.*                                                            3,330               173,993
    Cabletron Systems, Inc.*                                               5,000               245,000
    Cablevision Systems Corp. "A"*                                           400                25,675
    CIENA Corp.*                                                             400                63,925
    Cisco Systems, Inc.*                                                   5,360               708,525
    Corning, Inc.                                                          2,100               394,800
    Intermedia Communications, Inc.*                                       1,600               101,300
    JDS Uniphase Corp.*                                                      350                92,269
    Level 3 Communications, Inc.*                                            800                91,100
    MCI WorldCom, Inc.*                                                    2,165                96,613
    Metromedia Fiber Network, Inc., "A"*                                   1,660               119,338
    MGC Communications, Inc.*                                              1,700               117,300
    Motorola, Inc.                                                         2,163               368,791
    Network Appliance, Inc.*                                                 380                71,725
    Network Solutions, Inc.*                                                 510               164,443
    NEXTEL Communications, Inc.*                                           1,450               198,288
    Nortel Networks Corp.                                                  1,700               189,550
    NTL, Inc.*                                                             1,700               155,550
    Pinnacle Holdings, Inc.*                                               2,000               117,000
    QUALCOMM, Inc.*                                                          400                56,975
    Sprint Corp. (PCS Group)*                                              3,960               204,930
    UnitedGlobalCom, Inc.*                                                 1,300               135,850
    Vignette Corp.*                                                          200                46,100
    Williams Communications Group, Inc.*                                     700                31,150
                                                                                       ---------------
                                                                                       $     4,474,759
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                                             3,350       $       280,772
    Calpine Corp.*                                                           880                80,520
                                                                                       ---------------
                                                                                       $       361,292
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Enron Corp.                                                              100       $         6,900
    Williams Cos., Inc.                                                    2,500               104,531
                                                                                       ---------------
                                                                                       $       111,431
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $16,836,796
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.5%
  Bermuda - 0.9%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                       1,410       $        40,361
    Global Crossing Ltd. (Telecommunications)*                             2,830               131,949
                                                                                       ---------------
                                                                                       $       172,310
--------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    BCE, Inc. (Telecommunications)                                           300       $        32,981
--------------------------------------------------------------------------------------------------------
  China - 0.7%
    China Telecom Hong Kong Ltd. (Telecommunications)*                       750       $       139,406
--------------------------------------------------------------------------------------------------------
  Finland - 0.9%
    Nokia Corp., ADR (Telecommunications)                                    880       $       174,515
--------------------------------------------------------------------------------------------------------
  France - 0.8%
    Vivendi (Business Services)                                            1,400       $       164,668
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)                                6,000       $        55,317
--------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Retail)                                              200       $        56,891
--------------------------------------------------------------------------------------------------------
  Netherlands - 3.1%
    Akzo Nobel N.V. (Chemicals)                                            2,605       $       100,484
    KPN N.V. (Telecommunications)*                                         2,400               305,543
    Versatel Telecommunications Co. (Telecommunications)*                  3,800               230,439
                                                                                       ---------------
                                                                                       $       636,466
--------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Schibsted ASA (Printing and Publishing)                                2,400       $        70,209
--------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Ericsson LM, "B" (Telecommunications)                                  1,940       $       186,082
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                                               1,100       $        51,700
    Cable & Wireless Public Ltd. Co., ADR
      (Telecommunications)                                                 1,400                90,475
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                            1,800                86,400
    Vodafone Group PLC (Telecommunications)*                              36,485               204,124
                                                                                       ---------------
                                                                                       $       432,699
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $     2,121,544
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $14,543,275)                                            $    18,958,340
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.5%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $16,258,275)                                           $20,673,340

Other Assets, Less Liabilities - (2.1)%                                                       (418,980)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $20,254,360
--------------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------
FEBRUARY 29, 2000
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $16,258,275)                        $  20,673,340
  Cash                                                                                1,885
  Foreign currency, at value (identified cost, $550)                                    514
  Receivable for Fund shares sold                                                   251,467
  Receivable for investments sold                                                   482,537
  Interest and dividends receivable                                                   4,674
  Receivable from investment adviser                                                 11,796
  Deferred organization expenses                                                        366
  Other assets                                                                        2,849
                                                                              -------------
      Total assets                                                            $  21,429,428
                                                                              -------------
Liabilities:
  Payable for Fund shares reacquired                                          $       1,219
  Payable for investments purchased                                               1,150,570
  Payable to affiliates -
    Management fee                                                                   20,313
    Distribution and service fee                                                        115
  Accrued expenses and other liabilities                                              2,851
                                                                              -------------
      Total liabilities                                                       $   1,175,068
                                                                              -------------
Net assets                                                                    $  20,254,360
                                                                              =============
Net assets consist of:
  Paid-in capital                                                             $  14,548,835
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                             4,414,911
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                         1,307,820
  Accumulated net investment loss                                                   (17,206)
                                                                              -------------
      Total                                                                   $  20,254,360
                                                                              =============
Shares of beneficial interest outstanding                                       800,609
                                                                                =======
Class A shares:
  Net asset value per share
    (net assets of $4,027,315 / 159,468 shares of beneficial interest
      outstanding)                                                              $25.25
                                                                                ======

  Offering price per share (100 / 94.25)                                        $26.79
                                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,010,189 / 79,642 shares of beneficial interest
      outstanding)                                                              $25.24
                                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,102,128 / 43,665 shares of beneficial interest
      outstanding)                                                              $25.24
                                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price  per share
    (net assets of $13,114,728 / 517,834 shares of beneficial interest
      outstanding)                                                              $25.33
                                                                                ======


On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   22,359
    Interest                                                          14,067
    Foreign taxes withheld                                              (176)
                                                                  ----------
      Total investment income                                     $   36,250
                                                                  ----------
  Expenses -
    Management fee                                                $   52,941
    Shareholder servicing agent fee                                    7,007
    Distribution and service fee (Class A)                             5,002
    Distribution and service fee (Class B)                             1,367
    Distribution and service fee (Class C)                               393
    Administrative fee                                                   750
    Custodian fee                                                      7,523
    Printing                                                          17,932
    Postage                                                              133
    Auditing fees                                                     15,093
    Legal fees                                                         1,182
    Amortization of organization expenses                                216
    Registration fees                                                 42,338
    Miscellaneous                                                      2,032
                                                                  ----------
      Total expenses                                              $  153,909
    Fees paid indirectly                                              (1,672)
    Reduction of expenses by investment adviser and distributor      (98,781)
                                                                  ----------
      Net expenses                                                $   53,456
                                                                  ----------
        Net investment loss                                       $  (17,206)
                                                                  ----------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $1,658,337
    Foreign currency transactions                                     (4,875)
                                                                  ----------
      Net realized gain on investments and foreign
        currency transactions                                     $1,653,462
                                                                  ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                   $3,265,133
    Translation of assets and liabilities in foreign currencies         (220)
                                                                  ----------
      Net unrealized gain on investments and foreign
        currency translation                                      $3,264,913
                                                                  ----------
        Net realized and unrealized gain on investments
          and foreign currency                                    $4,918,375
                                                                  ----------
          Increase in net assets from operations                  $4,901,169
                                                                  ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                   YEAR ENDED
                                                            FEBRUARY 29, 2000              AUGUST 31, 1999
                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $    (17,206)                $     (1,087)
  Net realized gain on investments and foreign currency
    transactions                                                    1,653,462                      654,009
  Net unrealized gain on investments and foreign currency
    translation                                                     3,264,913                    1,128,341
                                                                 ------------                 ------------
      Increase in net assets from operations                     $  4,901,169                 $  1,781,263
                                                                 ------------                 ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                       $   (145,521)                $   (223,653)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                           (817,825)                    (204,409)
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $   (963,346)                $   (428,062)
                                                                 ------------                 ------------
Net increase in net assets from Fund share transactions          $  4,194,044                 $  7,860,192
                                                                 ------------                 ------------
      Total increase in net assets                               $  8,131,867                 $  9,213,393
Net assets:
  At beginning of period                                           12,122,493                    2,909,100
                                                                 ------------                 ------------
  At end of period (including accumulated net investment
    loss of $17,206 and $0, respectively)                        $ 20,254,360                 $ 12,122,493
                                                                 ============                 ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED        -----------------------------------------           AUGUST 31,
                                     FEBRUARY 29, 2000             1999            1998            1997                1996*
                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $19.46           $14.44          $15.82          $12.33               $10.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.04)            --            $(0.01)         $ 1.24               $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency              7.37             7.34            1.26            3.93                 2.34
                                                ------           ------          ------          ------               ------
      Total from investment operations          $ 7.33           $ 7.34          $ 1.25          $ 5.17               $ 2.33
                                                ------           ------          ------          ------               ------
Less distributions declared to
  shareholders -
  From net investment income                    $ --             $ --            $(1.20)         $ --                 $ --
  From net realized gain on investments
    and foreign currency transactions            (1.54)           (2.32)          (1.43)          (1.68)                --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $(1.54)          $(2.32)         $(2.63)         $(1.68)              $ --
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $25.25           $19.46          $14.44          $15.82               $12.33
                                                ======           ======          ======          ======               ======
Total return(+)                                  38.89%++         54.33%           8.75%          45.22%               23.30%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      0.91%+           0.88%           0.89%           1.45%                1.50%+
  Net investment income (loss)                   (0.37)%+         (0.01)%         (0.03)%          9.12%               (0.11)%+
Portfolio turnover                                 299%             240%            261%           1043%                 204%
Net assets at end of period (000 omitted)       $4,027           $1,837          $1,495          $1,061                 $686

(S)Effective January 1, 2000, subject to reimbursement by the Fund, the investment adviser has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. From January 2, 1996, through December 31, 1999, the investment adviser and the distributor voluntarily waived their fees and from January 2, 1996, through August 31, 1997, the shareholder servicing agent waived its fee. In addition, for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to pay all of the Fund's operating expenses. In consideration, the
   Fund paid the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment income (loss) would have been:

    Net investment income (loss)                $(0.22)          $(0.22)         $(0.17)         $ 1.06               $(0.18)
    Ratios (to average net assets):
      Expenses##                                  2.56%+           2.13%           2.15%           2.82%                4.28%+
      Net investment income (loss)               (2.02)%+         (1.26)%         (1.29)%          7.75%               (2.34)%+

 *For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
 +Annualized.
++Not annualized.
  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------
                                                                                          PERIOD ENDED
                                                                                    FEBRUARY 29, 2000*
                                                                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                                               CLASS B
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                           $23.88
                                                                                                ------
Income from investment operations# -
  Net investment loss(S)                                                                        $(0.06)
  Net realized and unrealized gain on investments and foreign currency                            1.42
                                                                                                ------
      Total from investment operations                                                          $ 1.36
                                                                                                ------
Net asset value - end of period                                                                 $25.24
                                                                                                ======
Total return                                                                                      5.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                      2.17%+
  Net investment loss                                                                            (1.60)%+
Portfolio turnover                                                                                  299%
Net assets at end of period (000 omitted)                                                       $2,010

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                                                         $(0.14)
     Ratios (to average net assets):
       Expenses##                                                                                  3.05%+
       Net investment loss                                                                        (2.48)%+

 *For the period from the inception of Class B, December 31, 1999, through February 29, 2000.
 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------
                                                                                          PERIOD ENDED
                                                                                    FEBRUARY 29, 2000*
                                                                                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                                               CLASS C
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                            $23.88
                                                                                                 ------
Income from investment operations# -
  Net investment loss(S)                                                                         $(0.04)
  Net realized and unrealized gain on investments and foreign currency                             1.40
                                                                                                 ------
      Total from investment operations                                                           $ 1.36
                                                                                                 ------
Net asset value - end of period                                                                  $25.24
                                                                                                 ======
Total return                                                                                       5.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                       2.17%+
  Net investment loss                                                                             (1.60)%+
Portfolio turnover                                                                                  299%
Net assets at end of period (000 omitted)                                                        $1,102

(S)Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                                          $(0.10)
    Ratios (to average net assets):
      Expenses##                                                                                   3.05%+
      Net investment loss                                                                         (2.48)%+

 *For the period from the inception of Class C, December 31, 1999, through February 29, 2000.
 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------
                                                                                                PERIOD
                                                                YEAR ENDED AUGUST 31,           ENDED
                                      SIX MONTHS ENDED          ----------------------        AUGUST 31,
                                     FEBRUARY 29, 2000           1999            1998           1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $19.47           $14.46          $15.84          $12.99

Income from investment operations# -
  Net investment income (loss)(S)               $(0.02)              --          $(0.01)         $ 1.50
  Net realized and unrealized gain on
   investments and foreign currency               7.42             7.33            1.26            1.35
                                                ------           ------          ------          ------
      Total from investment operations          $ 7.40           $ 7.33          $ 1.25          $ 2.85
                                                ------           ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                    $   --           $   --          $(1.20)         $   --
  From net realized gain on investments
    and foreign currency transactions            (1.54)           (2.32)          (1.43)             --
                                                ------           ------          ------          ------
      Total distributions declared
        to shareholders                         $(1.54)          $(2.32)         $(2.63)             --
                                                ------           ------          ------          ------
Net asset value - end of period                 $25.33           $19.47          $14.46          $15.84
                                                ======           ======          ======          ======
Total return                                     38.97%++         54.40%           8.82%         21.94%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      0.70%+           0.71%           0.89%           1.48%+
  Net investment income (loss)                   (0.17)%+         (0.02)%         (0.06)%         14.08%+
Portfolio turnover                                 299%             240%            261%           1043%
Net assets at end of period (000 omitted)      $13,115          $10,285          $1,415          $1,695

(S)Effective January 1, 2000, subject to reimbursement by the Fund, the investment adviser has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fee. In consideration, the Fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. In addition, for the period ended August 31, 1997, the shareholder servicing agent waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income (loss) would have been:

    Net investment income (loss)                $(0.16)          $(0.14)         $(0.13)         $ 1.40
    Ratios (to average net assets):
      Expenses##                                  2.06%+           1.46%           1.65%           2.35%+
      Net investment income (loss)               (1.53)%+         (0.77)%         (0.81)%         13.20%+

 *For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Core Growth Fund is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

Effective January 1, 2000, the Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 29, 2000, aggregate unreimbursed expenses amounted to $50,700.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,572 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer. Prior to January 1, 2000, the Class A distribution and service fees were waived on a voluntary basis at the discretion of MFD.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Fees incurred under the distribution plan during the period ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Durng the six months ended February 29, 2000, there were no contingent deferred sales charges for Class A, Class B, and Class C shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $24,803,386 and $22,684,932, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $16,258,275
                                                                  -----------
Gross unrealized appreciation                                     $ 4,744,877
Gross unrealized depreciation                                        (329,812)
                                                                  -----------
    Net unrealized appreciation                                   $ 4,415,065
                                                                  -----------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED FEBRUARY 29, 2000      YEAR ENDED AUGUST 31, 1999
                                     ----------------------------------      --------------------------
                                               SHARES            AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                    59,479      $  1,425,590         19,182      $   341,831
Shares issued to shareholders in
  reinvestment of distributions                 6,644           145,514         14,057          223,642
Shares reacquired                              (1,054)          (25,126)       (42,341)        (734,909)
                                               ------      ------------        -------      -----------
    Net increase (decrease)                    65,069      $  1,545,978         (9,102)     $  (169,436)
                                               ======      ============         ======      ===========

Class B Shares
                                        PERIOD ENDED FEBRUARY 29, 2000*
                                        -------------------------------
                                               SHARES            AMOUNT
-----------------------------------------------------------------------
Shares sold                                    81,443      $  1,945,650
Shares reacquired                              (1,801)          (44,254)
                                               ------      ------------
    Net increase                               79,642      $  1,901,396
                                               ======      ============

Class C Shares
                                        PERIOD ENDED FEBRUARY 29, 2000*
                                        -------------------------------
                                               SHARES            AMOUNT
-----------------------------------------------------------------------
Shares sold                                    43,665      $  1,067,230
                                               ------      ------------
    Net increase                               43,665      $  1,067,230
                                               ======      ============
Class I Shares
                                     SIX MONTHS ENDED FEBRUARY 29, 2000      YEAR ENDED AUGUST 31, 1999
                                     ----------------------------------      --------------------------
                                               SHARES            AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                    21,544      $    496,263        454,319      $ 8,444,369
Shares issued to shareholders in
  reinvestment of distributions                37,275           817,819         12,823          204,400
Shares reacquired                             (69,289)       (1,634,642)       (36,634)        (619,141)
                                               ------      ------------        -------      -----------
    Net increase (decrease)                   (10,470)     $   (320,560)       430,508      $ 8,029,628
                                              =======      ============        =======      ===========

*For the period from the inception of Class B and Class C shares, December 31, 1999, through
 February 29, 2000.

(6) Line of Credit

The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $55. The Fund had no significant borrowings during the period.

MFS(R) CORE GROWTH FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists) Ward Smith - Former Chairman              call toll free: 1-800-637-6576 any business day
(until 1994), NACCO Industries (holding                from 9 a.m. to 5 p.m. Eastern time. (To use
company)                                               this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, exchanges,
500 Boylston Street                                    or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                       touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) CORE                                                     ------------
GROWTH FUND                                                       BULK RATE
                                                                U.S. POSTAGE
[Logo] M F S(R)                                                     PAID
INVESTMENT MANAGEMENT                                               MFS
  We invented the mutual fund(R)                                ------------


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MCG-3  4/00 59M 92/292/392/892